                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (date of earliest event report)               20-Aug-97

    TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of February 28, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-1)

                            TMS Auto Holdings, Inc.
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


     Delaware
     New Jersey               333-14075-02                  Applied For
     ----------               ------------                  -----------

     State or other           (Commission                   (IRS Employer
     jurisdiction of          File Number)                  ID Number)
     incorporation)


     2840 Morris Avenue, Union, New Jersey                   07083
     -------------------------------------                   -----
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                      908-686-2000
                                               ------------

                                   n/a
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 5  Other Events
        ------------

Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date: 20-Aug-97


Item 7  Financial Statements and Exhibits
        ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        THE MONEY STORE AUTO TRUST
                                        ASSET BACKED SECURITIES, 1997-I



                                        By /s/ James K. Ransom
                                           -------------------
                                           James K. Ransom
                                           Vice President




Dated:  08/31/97

                       THE MONEY STORE AUTO TRUST 1997-1
                      6.83%  ASSET  BACKED  CERTIFICATES
                          CERTIFICATEHOLDER STATEMENT

IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 - 1 FOR THE AUGUST 13, 1997 DETERMINATION DATE


         DISTRIBUTION DATE           08/20/97        MONTHLY PERIOD          JUL-97

A.  INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION:

    I.  CERTIFICATES
          (a) The aggregate amount of the distribution to
              Certificateholders                                                         14,798.33

          (b) The amount of the distribution set forth in A. 1. (a) above in
              respect of interest on the Certificates                                    14,798.33             5.8(ii)

          (c) The amount of the distribution set forth in A. 1. (a) above in
              respect of principal on the Certificates                                        0.00             5.8(i)

          (d) The amount of the distribution in A.1. (a) payable
              pursuant to a claim on the Certificate Policy                                   0.00             5.8(iii)

          (e) The remaining outstanding balance available to
              be drawn under the Certificate Policy                                      14,798.33             5.8(iii)

          (f) The amount of the distribution set forth in paragraph
              A.1. (a) above per $1,000 interest in the Certificates                     5.6916654

          (g) The amount of the distribution set forth in paragraph
              A.1. (b) above per $1,000 interest in the Certificates                     5.6916654

          (h) The amount of the distribution set forth in paragraph
              A.1. (c) above per $1,000 interest in the Certificates                     0.0000000

          (i) The amount of the distribution set forth in paragraph
              A.1. (d) above per $1,000 interest in the Certificates                     0.0000000

B.  INFORMATION REGARDING THE PERFORMANCE OF THE TRUST:

    I.  POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

          (a) The Pool Balance as of the close of business
              on the last day of the Monthly Period                                 112,643,851.23             5.8(iv)

          (b) The Certificate Principal Balance after giving effect
              to payments allocated to principal as set forth in
              Paragraph A.1. (c)                                                      2,600,000.00             5.8(v)

          (c) The Certificate Factor after giving affect to the payments
              set forth in paragraph A.1. (c)                                            1.0000000

          (d) The amount of aggregate Realized Losses for the
              second preceding Month Period                                             245,871.90

          (e) The aggregate Purchase Amount for all Receivables that
              were repurchased in the Monthly Period                                          0.00


2.  SERVICING FEE

      (a) The aggregate amount of the Servicing Fee paid to the
          Servicer with respect to the preceding Monthly Period       204,843.91

3.  PAYMENT SHORTFALLS

      (a) The amount of the Certificateholders' Interest
          Carryover Shortfall after giving effect to the payments
          set forth in Paragraph A. 1. (b) above                            0.00
      (b) The amount of the Certificateholder's Interest
          Carryover Shortfall set forth in paragraph B.3. (a)
          above per $1,000 interest with respect to the
          Certificate:                                                 0.0000000
      (c) The amount of the Certificateholders' Principal
          Carryover Shortfall after giving effect to the
          payments set forth in Paragraph A.1. (b) above                    0.00
      (d) The amount of the Certificateholders' Principal
          Carryover Shortfall set forth in paragraph B.3. (a)
          above per $1,000 interest with respect to the
          Certificate:                                                      0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

      (a) Aggregate amount on deposit in the Prefunding
          Account on such Distribution Date after giving
          effect to all withdrawals therefrom on such
          Distribution Date                                                 0.00

      (b) Aggregate amount on deposit in the Capitalized
          Interest Account on such Distribution Date after
          giving effect to all withdrawals therefrom on such
          Distribution Date                                                 0.00

      (c) Aggregate amount on deposit in the Pre-Funding
          Account on the final Subsequent Transfer Date
          after giving effect to all withdrawals therefrom
          on such Distribution Date                                         0.00

      (d) The amount set forth in paragraph B.4. (a) per
          $1,000 interest in the Certificates:                              0.00

      (e) The amount set forth in paragraph B.4. (b) to be
          distributed to Certificateholders per $1,000
          interest in the Certificates:                                0.0000000

      (f) The amount set forth in paragraph B.4. (c) to be
          distributed to Certificateholders per $1,000
          interest in the Certificates:                                0.0000000

5.    (a) The aggregate amount of collections by the Servicer
          during the preceding Monthly Period                       4,606,188.80

      (b) The aggregate amount which was received by the Trust
          from the Servicer during the preceding Monthly Period     4,606,188.80

      (c) The aggregate amount of reimbursements to the
          Security Insurer during the preceding Monthly Period              0.00

      (d) The amount of Receivables that are delinquent for over:
          30 days                                                   5,725,319.82
          60 days                                                   1,499,435.06
          90 days                                                     512,447.25


                                     (2)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying
Certificateholder Statement.


     THE MONEY STORE AUTO FINANCE INC.






     BY: /s/ Harry Puglisi
         ----------------------
         HARRY  PUGLISI
         TREASURER

                       THE MONEY STORE AUTO TRUST 1997-1
                Class A-1 6.19% Money Store Asset Backed Notes
                      Class A-2 6.64% Asset Backed Notes


           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
           AS OF FEBRUARY 28,1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1997 - 1 FOR THE AUGUST 13, 1997 DETERMINATION DATE


        DISTRIBUTION DATE        08/20/97     MONTHLY PERIOD    JUL-97

A.   Information Regarding the Current Monthly Distribution:
     I.  NOTES

              (a) The aggregate amount of the distribution with respect
                  to:
                             Class A-1 Notes                                           3,917,641.59
                             Class A-2 Notes                                             201,413.33

              (b) The amount of the distribution set forth in paragraph A.1.(a)
                  above in respect of principal of:
                             Class A-1 Notes                                             398,034.84
                             Class A-2 Notes                                             201,413.33

              (c) The amount of the distribution set forth in paragraph A.1.(a)
                  above in respect of principal of:
                             Class A-1 Notes                                           3,341,833.60
                             Class A-2 Notes                                                   0.00

              (d) The amount of the distribution in A.1.(a) payable pursuant to a claim on the Note Policy with respect to:
                             Class A-1 Notes                                                   0.00
                             Class A-2 Notes                                                   0.00

              (e) The remaining outstanding balance available to be drawn
                  under the Note Policy                                                4,119,054.92

              (f) The amount of the distribution set forth in paragraph A.1.(a)
                  above per $1,000 interest in:
                             Class A-1 Notes                                             43.0510066
                             Class A-2 Notes                                              5.5333332

              (g) The amount of the distribution set forth in paragraph A.1.(b)
                  above per $1,000 interest in:
                             Class A-1 Notes                                              4.3740092
                             Class A-2 Notes                                              5.5333332

              (h) The amount of the distribution set forth in paragraph A.1.(c)
                  above per $1,000 interest in:
                             Class A-1 Notes                                             36.7234462
                             Class A-2 Notes                                              0.0000000

              (i) The amount of the distribution set forth in paragraph A.1.(d)
                  above per $1,000 interest in:
                             Class A-1 Notes                                              0.0000000
                             Class A-2 Notes                                              0.0000000

              (j) Prior to the Parity Date, from the Available Funds, to the Note
                  Distribution Account the amount of the distribution set forth in paragraph A.1.(a) above in respect of principal of:
                             Class A-1 Notes                                             177,773.15
                             Class A-2 Notes                                                   0.00

              (k) The amount of the distribution set forth in paragraph A.1.(i)
                  above per $1,000 interest in:
                             Class A-1 Notes                                              1.9535511
                             Class A-2 Notes                                              0.0000000



A.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST:
     1.  POOL BALANCE AND NOTE PRINCIPAL BALANCE

              (a) The Pool Balance at the close of business
                  on the last day of the Monthly Period                               112,643,851.23        5.8(iv)

              (b) The aggregate outstanding principal amount of each
                  Class of Notes after giving effect to payments allocated
                  to principal as set forth in Paragraph A.1(c) and (j) above with respect to:
                             Class A-1 Notes                                           73,643,851.23        5.8(v)
                             Class A-2 Notes                                           36,400,000.00

              (c) The Note Pool Factor for each Class of Notes after
                  giving effect to the payments set forth in paragraph
                  A.1(c) with respect to:
                             Class A-1 Notes                                               0.8092731
                             Class A-2 Notes                                               1.0000000

              (d) The amount of aggregate Realized Losses for the
                  second preceding Monthly Period                                         245,871.90        5.8(viii)

              (e) The aggregate Purchase Amount for all Receivables
                  that were repurchased in the Monthly Period                                   0.00        5.8(ix)

     2.  SERVICING FEE

              (a) The aggregate amount of the Servicing Fee paid to the
                  Servicer with respect to the preceding Monthly Period                   204,843.91        5.8(vi)

     3.  PAYMENT SHORTFALLS

              (a) The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                  A.1.(b) above with respect to:
                             Class A-1 Notes                                                    0.00        5.8(vii)
                             Class A-2 Notes                                                    0.00

              (b) The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph B.3.(a) above per $1,000 interest
                  with respect to:
                             Class A-1 Notes                                               0.0000000
                             Class A-2 Notes                                               0.0000000

              (c) The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in paragraph
                  A.1.(b) above with respect to:
                             Class A-1 Notes                                                    0.00        5.8(vii)
                             Class A-2 Notes                                                    0.00

              (d) The amount of the Noteholders' Principal Carryover Shortfall set forth in paragraph B.3.(a) above per $1,000 interest
                  with respect to:
                             Class A-1 Notes                                               0.0000000
                             Class A-2 Notes                                               0.0000000


                                      (2)


4.  TRANSFER OF SUBSEQUENT RECEIVABLES
      (a) Aggregate amount on deposit in the Pre-Funding
          Account on such Distribution Date after giving
          effect to all withdrawals therefrom on such
          Distribution Date                                                    0.00           5.8(x)

      (b) Aggregate amount on deposit in the Capitalized
          Interest Account on such Distribution Date after
          giving effect to all withdrawals therefrom on such
          Distribution Date                                                    0.00           5.8(x)

      (c) Aggregate amount on deposit in the Pre-Funding
          Account on the final Subsequent Transfer Date after giving effect to all withdrawals therefrom on such
          Distribution Date                                                    0.00           5.8(xi)

      (d) the amount set forth in paragraph B.4(a) per $1,000
          interest in:
                   Class A-1 Notes                                        0.0000000
                   Class A-2 Notes                                        0.0000000

      (e) the amount set forth in paragraph B.4(b) to be distributed to Noteholders per $1,000 interest in:
                   Class A-1 Notes                                        0.0000000
                   Class A-2 Notes                                        0.0000000

      (f) the amount set forth in paragraph B.4(c) to be distributed to Noteholders per $1,000 interest in:
                   Class A-1 Notes                                        0.0000000
                   Class A-2 Notes                                        0.0000000

      (g) The amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A.1(c)):
                   Class A-1 Notes                                             0.00           5.8(xi)

      (h) the amount set forth in paragraph B.4(g) to be distributed to Noteholders per $1,000 interest in:
                   Class A-1 Notes                                        0.0000000

5.    (a) The aggregate amount of collections by the Servicer
          during the preceding Monthly Period                          4,606,188.80           5.8(xii)

      (b) The aggregate amount which was received by the
          Trust from the Servicer during the preceding Monthly
          Period                                                       4,606,188.80           5.8(xiii)

      (c) The aggregate amount of reimbursements to the
          Security Insurer during the preceding Monthly
          Period                                                               0.00           5.8(xiv)

      (d) The amount of Receivables that are delinquent for
          over:
               30 days                                                 5,725,319.82           5.8(xv)
               60 days                                                 1,499,435.06
               90 days                                                   512,447.25

6.    Other information
      Weighted Average Coupon (WAC)                                          19.180%          10.3

      Weighted Average Remaining Terms (WARM)                                 49.4


                                      (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Noteholder Statement.


              THE MONEY STORE AUTO FINANCE INC.



              BY:       /s/ Harry Puglisi
                     -----------------------
                     HARRY PUGLISI
                     TREASURER



                                      (4)